Exhibit 99.1

COMMERCIAL PAPER DEALER AGREEMENT

between

Knight-Ridder, Inc., as Issuer

and

SUNTRUST CAPITAL MARKETS, INC., as Dealer

Concerning Notes to be issued pursuant to an Issuing and Paying Agency Agreement dated as of June 20, 1985,

between the Issuer and JPMorgan Chase Bank, as successor to Manufacturers Hanover Trust Company, as Issuing and Paying Agent.

Dated as of

December 13, 2004

December 13, 2004

Knight-Ridder, Inc.

50 W. San Fernando Street

San Jose, CA 95113-2413

This letter will confirm the agreement between Knight-Ridder, Inc. (the “Issuer”) and SUNTRUST CAPITAL MARKETS, INC. (the “Dealer”) and its successors (the “Agreement”) with respect to the offer and sale by the Dealer of short-term promissory notes (“Notes”) proposed to be issued from time to time by the Issuer in transactions not involving a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and Rule 506 thereunder.

1.	a) While (i) the Issuer has and shall have no obligation to sell the Notes to the Dealer or to permit the Dealer to arrange any sale of the Notes for the account of the Issuer, and (ii) the Dealer has and shall have no obligation to purchase the Notes from the Issuer or to arrange any sale of the Notes for the account of the Issuer, the parties hereto agree that in any case where the Dealer purchases Notes from the Issuer, or arranges for the sale of Notes by the Issuer, such Notes will be purchased or sold by the Dealer in reliance on the representations, warranties, covenants and agreements of the parties contained herein or made pursuant hereto and on the terms and conditions and in the manner provided herein.

b) The Notes will be issuable in denominations of not less than $250,000, will not be exchangeable for smaller denominations and will have maturities not exceeding 270 days from the date of issue. The Notes may be issued in physical bearer form or in book-entry form. Notes in book-entry form will be represented by master notes registered in the name of a nominee of The Depository Trust Company (“DTC”) and recorded in the book-entry system maintained by DTC. References to “Notes” in this agreement shall refer both to physical and book-entry Notes to the extent that the context of this agreement requires. The Notes may be issued either at a discount or as interest bearing obligations with interest payable at maturity in a stated amount, as agreed upon by the Issuer and the Dealer. The authentication and issuance of, and payment for, the Notes shall be effected in accordance with an issuing and paying agency agreement (the “Issuing Agreement”) between the Issuer and JPMorganChase Bank (the “Issuing and Paying Agent”), a copy of which has been or will be furnished to the Dealer.

c) If the Issuer and the Dealer shall agree on the terms of the purchase of any Note by the Dealer or the sale of any Note arranged by the Dealer (including, but not limited to, agreement with respect to the date of issue, purchase price, principal amount, maturity and interest rate or interest rate index and margin (in the case of interest-bearing Notes) or discount thereof (in the case of Notes issued on a discount basis), and appropriate compensation for the Dealer services hereunder) pursuant to this Agreement, the Issuer shall cause such Note to be issued and delivered in accordance with the terms of the Issuing Agreement and payment for such Note shall be made by the purchaser thereof, either directly or through the Dealer, to the Issuing and Paying Agent, for the account of the Issuer.

d) The Dealer shall only make offers and sales of the Notes to: (i) investors reasonably believed by the Dealer to be QIBs or Institutional Accredited Investors (each as defined in Section 3) and (ii) non-bank fiduciaries or agents that will be purchasing Notes for one or more accounts, each of which is reasonably believed by the Dealer to be an Institutional Accredited Investor.

e) Resales and other transfers of the Notes by the holders thereof shall be made only in accordance with the restrictions in the legends described in Section 3 below.

f) Offers and sales of the Notes by the Issuer through the Dealer acting as agent for the Issuer shall be made in accordance with Rule 506 under the Act, and shall be subject to the restrictions described in the legend appearing in Section 3 below.

f) No general solicitation or general advertising shall be used in connection with the offering of the Notes.

g) The Dealer shall furnish or shall have furnished to each purchaser of Notes being sold to an ultimate purchaser for the first time a copy of the then current Information Memorandum (as defined in Section 3 below) unless such purchaser has previously received a copy of the Information Memorandum as then in effect. The Information Memorandum shall expressly state that any person to whom Notes are offered shall have an opportunity to ask questions of, and receive information from, the Issuer and the Dealer and shall provide the names, addresses and telephone numbers of the persons from whom information regarding the Issuer may be obtained. Notwithstanding the foregoing, the Dealer will not distribute the Information Memorandum without the prior consent of the Issuer.

h) The Dealer understands and acknowledges that the Issuer intends to use a portion of the proceeds from the sale of Notes for the repurchase of the Issuer’s securities, which repurchases will be deemed “buying, carrying or trading securities” within the meaning of Regulation T and the interpretations thereunder by the Board of Governors of the Federal Reserve System. The Issuer shall notify the Dealer at such time that the proceeds from the sale of Notes will not be used for the repurchase of the Issuer’s securities. The Issuer shall also give the Dealer prompt notice of the actual date that it commences to purchase securities with the proceeds of the Notes. Thereafter, in the event that the Dealer purchases Notes as principal and does not resell such Notes on the day of such purchase, to the extent necessary to comply with Regulation T and the interpretations thereunder, the Dealer will sell such Notes either (i) only to offerees it reasonably believes to be QIBs (as defined in Section 3) or to QIBs it reasonably believes are acting for other QIBs, in each case in accordance with Rule 144A or (ii) in a manner which would not cause a violation of Regulation T and the interpretations thereunder.

2.	a) The Issuer hereby confirms to the Dealer that within the preceding six months, except as set forth in Section 2(b) below, neither the Issuer nor, any person other than the Dealer or one or more other dealers which are dealers with respect to the Notes having executed with the Issuer one or more agreements substantially similar to this Agreement of which the Issuer has undertaken to give the Dealer notice (the Dealer and the additional dealers collectively the “Placement Agents”) acting on behalf of the Issuer has offered or sold any Notes, or any substantially similar security of the Issuer, to, or solicited offers to buy any thereof from any person other than the Placement Agents. It being understood that this Agreement is made with a view to bringing the offer and sale of the Notes within the exemption provided by Section 4(2) of the Act and Rule 506 thereunder, the Issuer also agrees that as long as the Notes are being offered for sale by the Dealer as contemplated hereby and until at least six months after the offer of Notes hereunder has been terminated, neither the Issuer nor any person other than the Placement Agents will offer the Notes or, except as set forth in Section 2(b) below, any substantially similar security of the Issuer for sale to, or solicit offers to buy any thereof from, any person other than Placement Agents except with the prior written consent of the Dealer, which consent shall not be unreasonably withheld or delayed. Further, both the Issuer and the Dealer agree that neither the Issuer nor any person acting on its behalf, nor the Dealer, will offer or sell, or solicit offers to buy, the Notes by any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Act or otherwise.

b) To the extent the Issuer hereafter issues commercial paper which is offered and sold in the commercial paper market in reliance upon, and in compliance with the requirements of the exemption provided by Section 3(a)(3) of the Act (“3(a)(3)) Commercial Paper”), the Issuer agrees that (i) the proceeds from the sale of the Notes will be deposited and kept in a different account from that which is used for the deposit of the proceeds from the sale of any 3(a)(3) Commercial Paper, (ii) appropriate corporate controls will be instituted and maintained to ensure that the offers and sales of any 3(a)(3)) Commercial Paper are not integrated with offerings and sales of Notes hereunder and (iii) the Issuer will comply with each of the requirements of Section 3(a)(3) of the Act in the offer and sale of the 3(a)(3)) Commercial Paper.

3.	The Issuer understands that in connection with the sale of the Notes, one or more of the following may be prepared: an annual information memorandum and one or more supplemental information memoranda (all of the foregoing being hereinafter called the “Information Memorandum”) which will, among other things, set forth on the first page of the annual Information Memorandum, with a reference thereto on the first page of each supplemental Information Memorandum, statements substantially as follows:

PRIVATE PLACEMENT:

THE NOTES DESCRIBED HEREIN (THE “NOTES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND SALES THEREOF MAY BE MADE ONLY PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND TO INSTITUTIONAL INVESTORS WHICH ARE “ACCREDITED INVESTORS” AS DEFINED IN RULE 501 (a) UNDER THE SECURITIES ACT (“INSTITUTIONAL ACCREDITED INVESTORS”) APPROVED BY SUNTRUST CAPITAL MARKETS, INC. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER WILL BE DEEMED TO HAVE REPRESENTED TO KNIGHT-RIDDER, INC. (THE “ISSUER”) AND SUNTRUST CAPITAL MARKETS, INC. THAT (A) THE PURCHASER IS (I) AN INSTITUTIONAL ACCREDITED INVESTOR (INCLUDING, WITHOUT LIMITATION, A BANK, AS DEFINED IN SECTION 3(a)(2) OF THE SECURITIES ACT, OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION, AS DEFINED IN SECTION 3(a)(5)(A) OF THE SECURITIES ACT, WHETHER ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY, PROVIDED THAT, IF IT IS ACTING IN A FIDUCIARY CAPACITY, IT HAS SOLE INVESTMENT DISCRETION WITH RESPECT TO ANY ACCOUNT FOR WHICH IT IS PURCHASING A NOTE), (II) A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND LOAN ASSOCIATION OF THE TYPE DESCRIBED IN CLAUSE (A)(I) OF THIS SENTENCE) PURCHASING SUCH NOTE FOR AN ACCOUNT WHICH IS AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING AT LEAST $250,000 FACE AMOUNT OF NOTES OR (III) A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”); (B) SUCH NOTE IS BEING ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF; (C) ANY RESALE OF SUCH NOTE WILL BE MADE ONLY (I) TO THE ISSUER, SUNTRUST CAPITAL MARKETS, INC. OR ANOTHER PERSON DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR SUCH NOTE (SUNTRUST CAPITAL MARKETS, INC. AND ANY SUCH OTHER PERSON TO BE REFERRED TO HEREINAFTER AS A “PLACEMENT AGENT”), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE ANY SUCH NOTE, (II) THROUGH A PLACEMENT AGENT TO AN INSTITUTIONAL INVESTOR APPROVED AS AN ACCREDITED INVESTOR (AS DEFINED ABOVE) OR REASONABLY BELIEVED TO BE A QIB BY A PLACEMENT AGENT IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, OR (III) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A, AND (D) IN THE CASE OF SALES PURSUANT TO RULE 144A, IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER QIB AND THE PURCHASER UNDERSTANDS THAT SUCH NOTE WAS SOLD TO SUCH PURCHASER PURSUANT TO AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PURSUANT TO RULE 144A. ANY RESALE OR OTHER TRANSFER, OR ATTEMPTED RESALE OR OTHER TRANSFER, OTHER THAN A RESALE OR OTHER TRANSFER MADE TO A QIB IN A TRANSACTION WHICH MEETS THE REQUIREMENTS OF RULE 144A, MADE WITHOUT THE APPROVAL OF A PLACEMENT AGENT OR THE ISSUER SHALL BE VOID AND WILL NOT BE RECOGNIZED BY THE ISSUER. THE NOTES AND RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WITHOUT THE CONSENT OF, BUT UPON NOTICE TO, THE HOLDERS OF THE NOTES, TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THE NOTES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY.

4. The Issuer shall from time to time furnish to the Dealer such information as the Dealer may reasonably request, including, without limitation, any press releases or material provided by the Issuer to any national securities exchange or rating agency, regarding (i) the due authorization and execution of the Notes and (ii) the Issuer’s ability to pay the Notes as they mature. Any non-public information provided by the Issuer to the Dealer pursuant to this Section 4 shall be held in confidence by the Dealer and not disclosed unless such disclosure is consented to in writing by the Issuer or is required by applicable law or regulation. Upon specific request from the Dealer, the Issuer shall identify whether such information provided pursuant to this Section 4 is “non-public” for purposes of this Section 4.

5.	a) If at any time so long as any Notes which have been offered or sold by the Dealer shall be outstanding any event or other development occurs as a result of which the Information Memorandum (including any documents incorporated by reference therein) includes an untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, the Issuer will promptly notify the Dealer thereof.

b) In the event that the Issuer gives the Dealer notice pursuant to Section 5(a) and the Dealer notifies the Issuer that it then has Notes it is holding in inventory, (i) the Issuer agrees promptly to supplement or amend the Information Memorandum so that such Information Memorandum, as amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Issuer shall make such supplement or amendment available to the Dealer or (ii) if the Issuer chooses not to promptly amend or supplement the Information Memorandum, the Dealer shall have the right to resell to the Issuer any such Notes held in inventory at a price equal to the face amount thereof discounted on a ratable basis based on the Issuer’s market rate reflecting the remaining period until maturity in relation to the original term, provided that no commissions or fees will be paid to the Dealer in connection with any such repurchase pursuant to this Section 5(b).

c) In the event that (i) the Issuer gives the Dealer notice pursuant to Section 5(a) and (ii) the Dealer does not notify the Issuer that it is then holding Notes in inventory and (iii) the Issuer chooses not to promptly amend or supplement the Information Memorandum in the manner described in clause (b) above, then all solicitations and sales of Notes shall be suspended until such time as the Issuer has so amended or supplemented the Information Memorandum, and made such amendment or supplement available to the Dealer.

6. The Issuer agrees, for the benefit of the Dealer and each of the holders and prospective purchasers from time to time of the Notes that, if at any time the Issuer shall not be subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Issuer will furnish, upon request and at its expense, to the Dealer and to holders and prospective purchasers of Notes, information required by Rule 144A(d)(4)(i) in compliance with Rule 144(A)(d).

7.	The Issuer agrees that each Note, including each master note, will bear a legend substantially as set forth in capital letters under “Private Placement” in Section 3 above.

8.	The Issuer represents and warrants to the Dealer that: (i) the Issuer has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of its incorporation; (ii) the Notes have been duly authorized and, when issued and duly delivered in accordance with the Issuing Agreement, will constitute the valid and legally binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors’ rights or by general equitable principles; (iii) this Agreement and the Issuing Agreement have been duly authorized, executed and delivered by the Issuer and each constitutes the valid and legally binding obligation of the Issuer enforceable against the Issuer in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors’ rights or by general equitable principles, and subject to any applicable law relating to or affecting indemnification for liability under the securities laws; (iv) the Information Memorandum (including any documents incorporated by reference therein) except insofar as any information therein relates to the Dealer in its capacity as dealer hereunder, does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; (v) the offer and sale of the Notes in the manner contemplated by this Agreement will be exempt from the registration requirements of the Act; (vi) the Issuer is not an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Issuer Act of 1940, as amended, (vii) the Notes will rank at least pari passu with all other unsecured and unsubordinated indebtedness of the Issuer, (viii) assuming compliance by the Dealer with the procedures applicable to it set forth hereunder, no consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the Securities and Exchange Commission (the “SEC”), is required in connection with the authorization, execution, or delivery by the Issuer of this Agreement, the Notes or the Issuing Agreement or in connection with performance thereof by the Issuer in the manner contemplated by this Agreement, and the Issuing Agreement, except (A) as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes and (B) as provided in Section 10 hereof, (ix) neither the execution and delivery of this Agreement and the Issuing Agreement, nor the issuance of the Notes in accordance with the Issuing Agreement, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Issuer, will (i) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer, or (ii) violate or result in a breach or a default under any of the terms of the charter documents or by-laws of the Issuer, any material contract or instrument to which the Issuer is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or government instrumentality, to which the Issuer is subject or by which it or its property is bound, which breach or default would have a material adverse effect on the financial condition, results of operation of the Issuer and its subsidiaries taken as a whole or the ability of the Issuer to perform its obligations under this Agreement, the Notes, or the Issuing Agreement and (x) there is no litigation or governmental proceeding pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer or any of its subsidiaries which would result in a material adverse change in the financial condition or results of operation of the Issuer and its subsidiaries taken as a whole or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing Agreement.

9.	Each sale of a Note by the Issuer under this Agreement shall constitute an affirmation that the foregoing representations and warranties remain true and correct in all material respects at the time of sale, and will remain true and correct in all material respects at the time of delivery, of such Note.

10.	The Issuer agrees that not later than 15 days after the first sale of any Note as contemplated by this Agreement, the Issuer will timely file with the SEC five copies of a notice on Form D (one of which will be manually signed by a person duly authorized by the Issuer), in accordance with the requirements of Rule 503 under the Act. The Issuer will also timely file such amendments to its notice on Form D as may be required by Rule 503. The Issuer will furnish to the Dealer evidence of each such filing (including a copy thereof). The Dealer will advise the Issuer promptly after the first sale of any Note hereunder has been confirmed by the Dealer to the purchaser, and the Dealer will also furnish to the Issuer any information which the Dealer may have that may be necessary to permit the Issuer to prepare such notice on Form D.

11.	In the event that any Note offered or to be offered by the Dealer would be ineligible for resale under Rule 144A under the Act, the Issuer shall immediately notify the Dealer (by telephone, confirmed in writing) of such fact and will promptly prepare and deliver to the Dealer an amendment or supplement to the Information Memorandum describing the Notes which are ineligible, the reason for such ineligibility and any other relevant information relating thereto.

12.	a) The Issuer agrees to indemnify and hold harmless the Dealer and its affiliates and each of the partners, officers, directors, employees and agents of the Dealer or its affiliates, and each person who controls the Dealer or such affiliate within the meaning of the Act or the Exchange Act (collectively, the “Indemnitees”), against any and all losses, claims, damages, liabilities or expenses, joint or several, to which any Indemnitee may become subject, under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of material fact contained in the Information Memorandum (including any documents incorporated by reference therein), or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading and (ii) the breach by the Issuer of any agreement, covenant or representation made in or pursuant to this Agreement. The Issuer further agrees to reimburse each Indemnitee for any reasonable legal or other reasonable expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Issuer will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (A) an untrue statement by an Indemnitee of a material fact made in connection with Dealer’s sale or arrangement for sale of Notes or an omission by an Indemnitee of a material fact made in connection with Dealer’s sale or arrangement for sale of Notes necessary to make any statement, in light of the circumstances in which such statement was made, not misleading if such statement or omission relates to the Dealer in its capacity as dealer of the Notes or such statement or omission relates to other matters and has not been approved by the Issuer (B) any untrue statement or omission contained in the Information Memorandum which relates to the Dealer in its capacity as dealer hereunder or (C) the gross negligence or willful misconduct of the Dealer in the performance or failure to perform its obligations hereunder.

b) Promptly after receipt by an Indemnitee of notice of the assertion of any claim or the commencement of any action, such Indemnitee shall, if a claim in respect thereof is to be made against the Issuer under this Section 12, notify the Issuer in writing of the assertion or the commencement thereof; but the omission so to notify the Issuer shall not relieve it from any liability which it may have to any Indemnitee under this Section 12 unless and to the extent such failure prejudices or harms the Issuer. In case any such action shall be brought against any Indemnitee and it shall notify the Issuer of the commencement thereof, the Issuer shall be entitled to participate therein and, to the extent that it shall wish, assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee and the Issuer will not be liable to such Indemnitee for expenses incurred thereafter by the Indemnitee in connection with the defense thereof (other than reasonable costs of investigation). Notwithstanding the Issuer’s election to appoint counsel to represent the Indemnitee in an action, the Indemnitee shall have the right to employ separate counsel and the Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if and only if (i) the use of counsel chosen by the Issuer to represent the Indemnitee would present such counsel with a conflict of interest, (ii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice of the institution of such action or (iii) the Issuer shall authorize the Indemnitee to employ separate counsel at the expense of the Issuer. It is understood that the Issuer shall, in connection with any such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, in which the Indemnitee shall be entitled hereunder to employ counsel at the expense of the Issuer, be liable for the reasonable fees and expenses of only one separate firm of attorneys at any time from all Indemnitees not having actual differing interests with any other Indemnitee. The Issuer shall not be liable for the settlement of any claim made without its prior written consent.

c) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 12(a) is for any reason held unavailable (otherwise than in accordance with the provision stated therein or in Section 12(b)), the Issuer shall contribute to the aggregate costs of satisfying any loss, damage, liability or expense sought to be charged against or incurred by any Indemnitee in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Dealer on the other from the offering of the Notes. For purposes of this Section 12(c), the “relative benefits” received by the Issuer shall be equal to the aggregate net proceeds received by the Issuer from Notes sold pursuant to this Agreement and the “relative benefits” received by the Dealer shall be equal to the aggregate commissions and fees earned by the Dealer hereunder.

13.	The Issuer will take all such action as the Dealer may reasonably request to ensure that each offer and each sale of the Notes will comply with any applicable state Blue Sky laws; provided, that the Issuer shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Issuer also agrees to reimburse the Dealer for any reasonable fees or costs incurred in so qualifying the Notes.

14.	This Agreement will continue in effect until terminated as provided in this Section. This Agreement may be terminated by the Issuer by giving written notice of its election to do so to the Dealer; or by the Dealer by giving written notice of its election to do so to the Issuer. This Agreement shall terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice was given; provided, however, that the provisions of Sections 5, 12 and 17 will continue in effect subsequent to any such termination.

15.	a)The Issuer will give the Dealer prompt notice (but in any event prior to any subsequent issuance of Notes hereunder) of any amendment to, modification of, or waiver with respect to, the Notes or the Issuing Agreement, including a complete copy of any such amendment, modification or waiver.

b) The Issuer shall, whenever there shall occur any material adverse change in the financial condition, results of operations of the Issuer and its subsidiaries taken as a whole, or any material development or occurrence in relation to the Issuer (including any downgrading or receipt of any notice of intended or potential downgrading or any review for potential change in the rating accorded any of the securities of the Issuer by any nationally recognized statistical rating organization which has published a rating of the Notes) which would require public disclosure by the Issuer, promptly, and in any event prior to any subsequent issuance of Notes hereunder, notify the Dealer (by telephone, confirmed in writing) of such change, development, or occurrence. Any non-public information provided by the Issuer to the Dealer pursuant to this Section 15(b) shall be held in confidence by the Dealer and not disclosed unless such disclosure is consented to in writing by the Issuer or is required by applicable law or regulation. Upon specific request from the Dealer, the Issuer shall identify whether such information provided pursuant to this Section 15(b) is “non-public” for purposes of this Section 15(b).

c) The Issuer will not be in default of any of its obligations hereunder or under the Notes or the Issuing Agreement at any time that any of the Notes are outstanding.

d) The Issuer shall not issue Notes hereunder until the Dealer shall have received (a) a copy of the executed Issuing Agreement as then in effect, (b) a copy of resolutions adopted by the Board of Directors of the Issuer, satisfactory in form and substance to the Dealer and certified by the Secretary or similar officer of the Issuer authorizing execution and delivery by the Issuer of this Agreement, the Issuing Agreement and the Notes and consummation by the Issuer of the transactions contemplated hereby and thereby, (c) prior to the issuance of any Notes represented by a book-entry note registered in the name of DTC or its nominee, a copy of the executed Letter of Representations among the Issuer, the Issuing and Paying Agent and DTC and (d) such other certificates, letters and documents as the Dealer shall have reasonably requested.

16.	This Agreement and each Note shall be governed by, and construed in accordance with, the laws of the State of New York.

17.	The Issuer agrees that any suit, action or proceeding brought by the Issuer against the Dealer in connection with or arising out of this Agreement or the Notes or the offer and sale of the Notes shall be brought solely in the United States federal courts located in the Borough of Manhattan or the courts of the State of New York located in the Borough of Manhattan. EACH OF THE DEALER AND THE ISSUER WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18.	The Issuer hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts in personam, generally and unconditionally, for itself and in respect of its properties, assets and revenues, with respect to any suit, action or proceeding in connection with or arising out of this Agreement or the Notes or the offer and sale of the Notes.

19.	Unless otherwise expressly provided herein, all notices under this Agreement to parties hereto shall be in writing and shall be effective when received at the address of the respective party set forth in the Addendum to this Agreement.

If the foregoing is in accordance with your understanding, please confirm the same by signing and returning a copy hereof.

Yours very truly,

Confirmed as of the above date:

SUNTRUST CAPITAL MARKETS, INC.		KNIGHT–RIDDER, INC.

By:	/s/ James J. Stathis	By:	/s/ Alice Wang
Name:	James J. Stathis	Name:	Alice Wang
Title	: Managing Director	Title:	Vice President/Corporate Development

ADDENDUM

The addresses of the respective parties for purposes of notices under Section 19 are as follows:

For the Issuer:	Knight-Ridder, Inc.
Address:	50 W. San Fernando Street
San Jose, CA 95113-2413
Attention: Director/Treasury

Telephone:	408-938-7756
Facsimile:	408-938-7812

With a copy to:	50 W. San Fernando Street
San Jose, CA 95113-2413
Attention: General Counsel
Facsimile: 408-938-7863

For the Dealer:	SunTrust Capital Markets, Inc.

Address:	303 Peachtree Street, N.E.
Mail Code 3924; 23rd Floor
Atlanta, GA 30308
Attention:	Matt Vincent

Telephone:	404-588-8445
Facsimile:	404-588-7005